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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 22, 2009


                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          0-26467                                           54-1873112
------------------------------                              ----------
(Commission File Number)                                    (IRS Employer
                                                            Identification
                                                            Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia              20191
-----------------------------------------------------              -----
(Address of Principal Executive Offices)                         (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL AGREEMENT
              -------------------------------

Effective May 22, 2009, the Board of Directors of Greater Atlantic Bank (the "Bank"), a wholly-owned subsidiary of Greater Atlantic Financial Corp. (the "Company"), entered into a Stipulation and Consent to Prompt Corrective Action Directive (the "Directive") with the Office of Thrift Supervision (the "OTS"). By execution of the Stipulation and Consent, the Bank consents to the appointment by the OTS of a conservator or receiver or other legal custodian at any time the Bank is significantly undercapitalized. The Stipulation and Consent addresses the Bank's failure to operate under an accepted capital restoration plan and imposes various corrective measures and operational limitations mandated by statute. As of March 31, 2009, the Bank was significantly undercapitalized for purposes of the prompt corrective action provisions of the Federal Deposit Insurance Act. The Directive was issued when the OTS notified the Bank that its previously filed capital restoration plan was unacceptable and directs the Bank to be recapitalized by a merger with or being acquired by another financial institution or other entity, or by the sale of all or substantially all of the Bank's assets and liabilities to another financial institution or other entity, within ten (10) days of the effective date of the Directive pursuant to a written definitive agreement, which the Bank is required to submit to the OTS within five (5) days of the effective date of the Directive unless extended in writing by the OTS.

By letter dated May 22, 2009, the OTS modified the Directive to extend the five
(5) day time frame to June 15, 2009, and the ten (10) day recapitalization deadline to July 31, 2009. The Directive also authorizes the OTS to undertake marketing efforts to assist the Bank in its efforts to consummate a possible recapitalization transaction.

The Directive also requires the Bank to achieve and maintain, at a minimum, the following ratios within ten (10) days from the effective date of the Directive:
(i) Total Risk Based Capital Ratio of 8%; (ii) Tier 1 Core Risk Based Capital Ratio of 4%; and (iii) Leverage Ratio of 4% . The Directive also outlines guidelines for reporting to the OTS the status of capital raising efforts and identifies mandatory operating restrictions, including those under which the Bank has been operating since the issuance of the previously reported Cease and Desist Order effective April 25, 2008.

The description of the Directive, the letter dated May 22, 2009, from the OTS and the corresponding Stipulation and Consent are qualified in their entirety by reference to their full text. Copies of the Stipulation and Consent, the letter dated May 22, 2009, from the OTS and the Directive are attached as exhibits to this Current Report on Form 8-K and incorporated herein in their entirety by this reference.


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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

       (a)    Not applicable

       (b)    Not applicable

       (c)    Not applicable

       (d)    Exhibit:

              10.1     Stipulation and Consent to Prompt Corrective Action
                       Directive
              10.2     Prompt Corrective Action Directive
              10.3     Letter dated May 22, 2009
              99.1     Press release dated May 27, 2009




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREATER ATLANTIC FINANCIAL CORP.


Date:  May 27, 2009                 By:  /s/ Carroll E. Amos
                                         -------------------------------------
                                         Carroll E. Amos
                                         President and Chief Executive Officer


Date:  May 27, 2009                 By:  /s/ David E. Ritter
                                         -------------------------------------
                                         David E. Ritter
                                         Senior Vice President and Chief
                                          Financial Officer